UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2012

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 20, 2012, the board of directors of ADVENTRX Pharmaceuticals, Inc. (the "Company") approved an amendment to the Company’s Amended and Restated Bylaws (the "Bylaws") to remove Article X, in its entirety, from the Bylaws. Article X provided that the Court of Chancery of the State of Delaware would be the exclusive forum intra-company disputes. A copy of the Certificate of Amendment of the Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

January 23, 2012	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Bylaws of the registrant, dated January 20, 2012